CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS


                                    FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934.


                         Date of Event: February 7, 2003
                        (date of earliest event reported)


                      Diversified Financial Resources, Inc.

             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)



        000-22373                                   58-2027283
        ---------                                   ----------
 (Commission File Number)              (IRS Employer Identification Number)

                     1771 Wolvison Way, San Diego, CA 92154
                     --------------------------------------
                    (Address of principal executive offices)

                                 (619) 575-7904
                                 --------------
              (Registrant's telephone number, including area code)





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ITEM 5.           Other Events and Regulation FD Disclosure


On February 7, 2002, Diversified Financial Resources, Inc. (the Company) effected a 1 for 200 reverse-split of its common stock, such that every current shareholder of the Company's common stock will hold 1 share for every 200 shares they held prior to the reverse split. All fractional shares have been rounded up to the nearest whole share. The Company's is now trading on the OTC Bulletin Board under the symbol"DFRC.OB" The number of authorized shares will remain the same at Two Hundred Million (200,000,000). The Board of Director effected the reverse split in compliance with Rule 10b-17.


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diversified Financial Resources, Inc.


Signature                                                               Date



/s/ Sandra Jorgensen                                     February 7, 2003
--------------------
Sandra Jorgensen
as President and Director






















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